                                                                    Exhibit 10.7









                                SERIES A1 WARRANT
                          to Purchase Common Shares of
                      ADVANCED LIGHTING TECHNOLOGIES, INC.

                               TABLE OF CONTENTS



SECTION                                                                                 PAGE
-------                                                                                 ----

1.       DEFINITIONS .....................................................................1
2.       EXERCISE OF WARRANT..............................................................5
         2.1.     Manner of Exercise......................................................5
         2.2.     Payment of Taxes........................................................6
         2.3.     Fractional Shares.......................................................6
         2.4.     Continued Validity......................................................6
3.       TRANSFER, DIVISION AND COMBINATION...............................................7
         3.1.     Transfer................................................................7
         3.2.     Division and Combination................................................7
         3.3.     Expenses................................................................7
         3.4.     Maintenance of Books....................................................7
4.       ADJUSTMENTS......................................................................7
         4.1.     Share Dividends, Subdivisions and Combinations..........................7
         4.2      Certain Other Distributions and Adjustments.............................8
         4.3.     Issuance of Additional Common Shares....................................8
         4.4.     Issuance of Warrants or Other Rights....................................9

         4.5.     Issuance of Convertible Securities......................................9
         4.6.     Superseding Adjustment.................................................10
         4.7.     Other Provisions Applicable to Adjustments Under This Section .........11
         4.8.     Reorganization, Reclassification, Merger, Consolidation or
                  Disposition of Assets..................................................13
         4.9.     Other Action Affecting Common Shares...................................13
5.       NOTICES TO WARRANT HOLDERS......................................................14
         5.1.     Notice of Adjustments..................................................14
         5.2.     Notice of Corporate Action.............................................14
6.       NO IMPAIRMENT...................................................................15
7.       RESERVATION AND AUTHORIZATION OF COMMON SHARES; REGISTRATION
         WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY..................................15
8.       TAXING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS..............................16
9.       RESTRICTIONS ON TRANSFERABILITY.................................................16
         9.1.     Restrictive Legend.....................................................16
         9.2.     Notice of Proposed Transfers; Requests for Registration................16
10.      SUPPLYING INFORMATION...........................................................17
11.      LOSS OR MUTILATION..............................................................17
12.      OFFICE OF THE COMPANY...........................................................17
13.      FINANCIAL AND BUSINESS INFORMATION..............................................17
         13.1.    Quarterly Information..................................................17
         13.2.    Annual Information.....................................................18
         13.3.    Filings................................................................18
14.      LIMITATION OF LIABILITY.........................................................18
15.      MISCELLANEOUS...................................................................18
         15.1.    Nonwaiver and Expenses.................................................18
         15.2.    Notice Generally.......................................................19

         15.3.    Remedies...............................................................19
         15.4.    Successors and Assigns.................................................19
         15.5.    Amendment..............................................................19
         15.6.    Severability...........................................................20
         15.7.    Headings...............................................................20
         15.8.    Governing Law..........................................................20


SIGNATURES

EXHIBITS



Exhibit A - Subscription Form

Exhibit B - Assignment Form

THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT, THE RULES AND REGULATIONS THEREUNDER OR THE PROVISIONS OF THIS WARRANT.


                                SERIES A1 WARRANT

                          To Purchase Common Shares of

                      ADVANCED LIGHTING TECHNOLOGIES, INC.

                  THIS IS TO CERTIFY THAT GENERAL ELECTRIC COMPANY, or registered assigns, is entitled, at any time during the Exercise Period (as hereinafter defined), to purchase from ADVANCED LIGHTING TECHNOLOGIES, INC., an Ohio corporation (the "Company"), up to 1,000,000 Common Shares (as hereinafter defined and subject to adjustment as provided herein) as described herein, in whole or in part, including fractional parts, at a purchase price of $.01 per share (subject to adjustment as provided herein) all on the terms and conditions and pursuant to the provisions hereinafter set forth.

1.       DEFINITIONS
         -----------

                  Terms used in this Warrant have the respective meanings set forth below:

                  "Additional Issuance" shall have the meaning set forth in
Section 4.3(a).

                  "Additional Common Shares" shall mean all Common Shares issued by the Company after the date hereof, other than Conversion Shares, Contingent Shares or Warrant Shares.

                  "Appraised Value" shall mean, in respect of any Common Share on any date herein specified, the fair saleable value of such Common Share (determined without giving affect to the discount for (i) a minority interest or (ii) any lack of liquidity of the Common Share or (iii) to the fact that the Company may have no class of equity registered under the Exchange Act) based on the equity value of the Company, as determined by an investment banking or valuation firm selected in accordance with the following sentences, divided by the number of Common Shares outstanding on a Fully Diluted Basis as determined in accordance with GAAP (assuming the payment of the exercise prices for such shares). The determination of the Appraised Value per Common Share shall be made by an investment banking or valuation firm of nationally recognized standing selected by the Company and acceptable to the Majority Holders. If the investment banking or valuation firm selected by Company is not acceptable to the Majority Holders and the Company and the Majority Holders cannot agree on a mutually acceptable investment banking or valuation firm, then the Majority Holders and the Company shall each choose one such investment banking or valuation firm and the respective chosen firms shall agree on another investment banking or valuation firm which shall make the determination. The Company shall retain, at its sole cost, such investment banking or valuation firm as may be necessary for the determination of Appraised Value required by the terms of this Warrant.

                  "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required to be closed in the State of New York.

                  "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act, the Exchange Act and other federal securities laws.

                  "Common Share" shall mean (except where the context otherwise indicates) a Common Share, $0.001 par value, of the Company as constituted on the date hereof, and any capital stock into which such Common Share may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of Common Shares upon any reclassification thereof which is also not preferred as to dividends or assets over any other class of capital stock of the Company and which is not subject to redemption and (ii) capital stock of any successor or acquiring corporation (as defined in Section 4.8) received by or distributed to the holders of Common Shares of the Company in the circumstances contemplated by
Section 4.8.

                  "Contingent Shares" shall mean Common Shares to be issued upon the exercise of any right to purchase Common Shares pursuant to the Contingent Warrant Agreement.

                  "Contingent Warrant Agreement" shall mean the Contingent Warrant Agreement of even date herewith between the Company and General Electric Company.

                  "Conversion Shares" shall mean the Common Shares issued or issuable upon the conversion of the Series A Shares.

                  "Convertible Securities" shall mean evidences of indebtedness, shares of capital stock or other securities that are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for Additional Common Shares, either immediately or upon the occurrence of a specified date or a specified event.

                  "Current Market Price" shall mean, in respect of any Common Share on any date herein specified, if there shall then be a public market for the Common Shares, the average of the daily market prices for 20 consecutive Business Days immediately preceding such date or, if there is no such public market, the Appraised Value per Common Share. The daily market price for each such Business Day shall be (i) the last sale price on such day on the principal stock exchange or NASDAQ-NMS on which such Common Shares are then listed or admitted to trading, or (ii) if no sale takes place on such day on any such exchange or NASDAQ-NMS, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange or NASDAQ-NMS, or
(iii) if the Common Shares are not then listed or admitted to trading on any stock exchange or NASDAQ-NMS, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the NASDAQ or the National Quotation Bureau, Inc., or (iv) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or (v) if there is no such firm, as furnished by any member of the NASD selected mutually by the Majority Holders and the Company or, if they cannot agree upon such selection, as selected by two such members of the NASD, one of which shall be selected by the Majority Holders and one of which shall be selected by the Company.

                  "Current Warrant Price" shall mean $.01 per Common Share.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  "Exercise Period" shall mean the period during which this Warrant is exercisable pursuant to Section 2.1.

                  "Expiration Date" shall mean September 30, 2009.

                  "Fully Diluted Basis" means, with respect to any determination or calculation, that such determination or calculation is performed on a fully diluted basis (assuming the issuance of all Common Shares issuable under any then outstanding options, warrants or convertible securities of any kind) determined in accordance with GAAP for purposes of determining book value or net income per share.

                  "GAAP" shall mean generally accepted accounting principles in the United States of America as from time to time in effect.

                  "GE" shall mean General Electric Company, a New York corporation.

                  "Holder" shall mean the Person in whose name the Warrant set forth herein is registered on the books of the Company maintained for such purpose.

                  "HSR Triggered Put" shall mean a put right under Section VII(c) of the Company's Second Amended and Restated Articles of Incorporation.

                  "Majority Holders" shall mean the holders of Warrants exercisable for in excess of 50% of the aggregate number of Common Shares then purchasable upon exercise of all Warrants, whether or not then exercisable.

                  "NASD" shall mean the National Association of Securities Dealers, Inc., or any successor corporation thereto.

                  "NASDAQ" shall mean the National Association of Securities Dealers Automated Quotation System.

                  "NASDAQ Approval" shall mean approval of the transactions contemplated by the Stock Purchase Agreement by the shareholders of the Company pursuant to NASDAQ Rule 4460(i)(D).

                  "NASDAQ-NMS" shall mean the NASDAQ National Market System.

                  "Other Property" shall have the meaning set forth in Section 4.8.

                  "Permitted Issuances" shall mean (a) the issuance or conversion of options issued to employees pursuant to any stock option plan or employee incentive plan approved by the Company's board of directors, (b) the issuance of Warrant Shares, Contingent Shares or Conversion Shares and (c) the issuance of Common Shares to satisfy obligations in respect of acquisitions of securities or assets of any Person, provided that (i) such contracts were entered into prior to September 30, 1999, and (ii) the number of Common Shares subject to this Subparagraph (c) shall not exceed 110,000 in the aggregate.

                  "Person" shall mean any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

                  "Purchase Price" shall mean $6.75 per Common Share (as the same may be adjusted from time to time to take into account any action taken by the Company in respect of its Common Shares, including, without limitation, stock splits, dividends, combinations and reclassifications).

                  "Registration Statement" shall have the meaning set forth in
Section 9.4.

                  "Restricted Common Shares" shall mean Common Shares that are, or upon their issuance on the exercise of this Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in Section 9.1(a).

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  "Series A Shares" shall mean shares of Series A Convertible Preferred Stock, par value $.001, of the Company.

                  "Stock Purchase Agreement" shall mean the Stock Purchase Agreement, of even date herewith, between GE and the Company.

                  "Subsidiary" of any Person means any corporation, partnership, joint venture, limited liability company, association or other business entity in respect of which that Person owns securities or other ownership interests having ordinary voting power to elect a majority of the board of directors, partnership committee, board of managers or trustees or other managerial body thereof, whether directly or indirectly through one or more of the other Subsidiaries of such Person or a combination thereof. Unless otherwise specified, "Subsidiary" means a Subsidiary of the Company and "Subsidiaries" means all Subsidiaries of the Company.

                  "Transfer" shall mean any disposition of any Warrant or Warrant Share or of any interest in either thereof that would constitute a sale thereof within the meaning of the Securities Act.

                  "Transfer Notice" shall have the meaning set forth in Section 9.2.

                  "Warrants" shall mean this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, this Warrant. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of Common Shares for which they may be exercised.

                  "Warrant Price" shall mean an amount equal to (i) the number of Common Shares being purchased upon exercise of this Warrant pursuant to
Section 2.1, multiplied by (ii) the Current Warrant Price as of the date of such exercise.

                  "Warrant Shares" shall mean the Common Shares issued or issuable to the Holders of Warrants upon exercise of the Warrants.

2.       EXERCISE OF WARRANT
         -------------------

                  2.1. MANNER OF EXERCISE. From and after the date hereof and until 5:00 P.M., New York time, on the Expiration Date (the "Exercise Period"), subject to the last sentence of this Section 2.1, Holder may exercise this Warrant, on any Business Day, for all or any part of 1,000,000 Common Shares. In order to exercise this Warrant, in whole or in part, Holder shall deliver to the Company at its principal office at 32000 Aurora Road, Solon, Ohio 44139, or at the office or agency designated by the Company pursuant to Section 12: (i) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of Common Shares to be purchased, (ii) payment of the Warrant Price and (iii) this Warrant. Such notice shall be substantially in the form of the subscription form appearing at the end of this Warrant as Exhibit A, duly executed by Holder or its agent or attorney. Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within five Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to Holder a certificate or certificates representing the aggregate number of full Common Shares issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The share certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as such Holder shall request in the notice and shall be registered in the name of Holder or, subject to Section 9, such other name as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the notice, together with the cash or check or other payment as provided below and this Warrant, is received by the

Company as described above and all taxes required to be paid by Holder, if any, pursuant to Section 2.2 prior to the issuance of such shares have been paid. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Common Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of Holder, appropriate notation may be made on this Warrant and the same returned to Holder. Payment of the Warrant Price shall be made at the option of Holder by
(i) certified or official bank check, and/or (ii) by Holder's surrender to the Company of that number of Warrant Shares (or the right to receive such number of shares) or Common Shares having an aggregate Current Market Price equal to or greater than the Current Warrant Price for all shares then being purchased (including those being surrendered), or (iii) any combination thereof, duly endorsed by or accompanied by appropriate instruments of transfer duly executed by Holder or by Holder's attorney duly authorized in writing. This Warrant and Holder's right to exercise this Warrant shall, to the extent not previously exercised, terminate at such time as GE has received the Put Option Purchase Price (as defined in Section VII(c) of the Company's Second Amended and Restated Articles) upon an HSR Triggered Put.

                  2.2. PAYMENT OF TAXES. All Common Shares issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable and without any preemptive rights. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof, unless such tax or charge is imposed by law upon Holder, in which case such taxes or charges shall be paid by Holder. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for Common Shares issuable upon exercise of this Warrant in any name other than that of Holder, and in such case the Company shall not be required to issue or deliver any share certificate until such tax or other charge has been paid or it has been established to the reasonable satisfaction of the Company that no such tax or other charge is due.

                  2.3. FRACTIONAL SHARES. The Company shall not be required to issue a fractional Common Share upon exercise of any Warrant. If any fraction of a share would, but for this Section, be issuable upon exercise of this Warrant, in lieu of such fractional share, the Company may, at its option, pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Current Market Price per Common Share on the date of exercise or, if there is no Current Market Price on such date, $6.75 per whole Common Share, adjusted to reflect equitably share dividends, subdivisions and combinations after the date hereof.

                  2.4. CONTINUED VALIDITY. A holder of Common Shares issued upon the exercise of this Warrant, in whole or in part (other than a holder who acquires such shares after the same have been publicly sold pursuant to a Registration Statement under the Securities Act or sold pursuant to Rule 144 thereunder), shall continue to be entitled with respect to such shares to all rights to which it would have been entitled as Holder under Sections 9, 10 and 15 of this Warrant. The Company will, at the time of each exercise of this Warrant, in whole or in part, upon the request of the holder of the Common Shares issued upon such exercise hereof, acknowledge in writing, in form reasonably satisfactory to such holder, its continuing obligation to afford to such holder all such rights; PROVIDED, HOWEVER, that if such holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder all such rights.

3.       TRANSFER, DIVISION AND COMBINATION
         ----------------------------------

                  3.1. TRANSFER. Subject to compliance with Section 9 hereof, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in
Section 2.1 or the office or agency designated by the Company pursuant to
Section 12, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall, subject to Section 9, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned in compliance with
Section 9, may be exercised by a new Holder for the purchase of Common Shares without having a new Warrant issued.

                  3.2. DIVISION AND COMBINATION. Subject to Section 9, this Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with Section
3.1 and with Section 9, as to any transfer that may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                  3.3. EXPENSES. The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 3.

                  3.4. MAINTENANCE OF BOOKS. The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

4.       ADJUSTMENTS
         -----------

                  Subject to NASDAQ Approval, the number of Common Shares for which this Warrant is exercisable shall be subject to adjustment from time to time as set forth in this Section 4. The Company shall give each Holder notice of any event described below in accordance with Section 5.1.

                  4.1. SHARE DIVIDENDS, SUBDIVISIONS AND COMBINATIONS. If at any time the Company shall:

                  (a) take a record of the holders of its Common Shares for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Common Shares,

                  (b) subdivide its outstanding Common Shares into a larger number of Common Shares, or

                  (c) combine its outstanding Common Shares into a smaller number of Common Shares,

then the number of Common Shares for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of Common Shares that a record holder of the same number of Common Shares for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event.

                  4.2 CERTAIN OTHER DISTRIBUTIONS AND ADJUSTMENTS. (a) If at any time the Company shall take a record of the holders of its Common Shares for the purpose of entitling them to receive any dividend or other distribution of:

                  (i) cash,

                  (ii) any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Common Shares), or

                  (iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Common Shares), then Holder shall be entitled to receive such dividend or distribution as if Holder had exercised this Warrant.

                  (b) A reclassification of the Common Shares (other than a change in par value, or from par value to no par value or from no par value to par value) into Common Shares and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Shares of such shares of such other class of stock within the meaning of paragraph (a) above and, if the outstanding Common Shares shall be changed into a larger or smaller number of Common Shares as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding Common Shares within the meaning of Section 4.1.

                  4.3. ISSUANCE OF ADDITIONAL COMMON SHARES. (a) If at any time the Company shall (except as hereinafter provided) issue or sell any Additional Common Shares or any security convertible or exchangeable into Additional Common Shares (an "Additional Issuance"), other than Permitted Issuances, in exchange for consideration in an amount per

Additional Common Share less than either the Purchase Price or the Current Market Price on the date of such Additional Issuance (before giving effect to such Additional Issuance), then, effective upon such Additional Issuance, the number of Common Shares subject to purchase upon exercise of this Warrant shall be increased to a number determined by multiplying the number of Common Shares subject to purchase immediately before such Additional Issuance by a fraction, the numerator of which shall be the number of Common Shares outstanding immediately prior to such Additional Issuance plus the number of Additional Common Shares so issued and the denominator of which shall be the number of Common Shares outstanding immediately prior to such issuance of Additional Common Shares plus the number of Common Shares which the aggregate consideration received by the Company for the total number of Additional Common Shares so issued would purchase at the greater of the Purchase Price or the Current Market Value at the time of such Additional Issuance. In computing adjustments under this paragraph, fractional interests in Common Shares shall be taken into account to the nearest one-thousandth of a share.

                  (b) The provision of paragraph (a) of Section 4.3 shall not apply to any issuance of Additional Common Shares for which an adjustment is provided under Section 4.1 or 4.2. No adjustment of the number of Common Shares for which this Warrant shall be exercisable shall be made under paragraph (a) of
Section 4.3 upon the issuance of any Additional Common Shares that are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrant or other rights therefor) pursuant to Section 4.4 or Section 4.5.

                  4.4. ISSUANCE OF WARRANTS OR OTHER RIGHTS. If at any time the Company shall take a record of the holders of its Common Shares for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any warrants or other rights to subscribe for or purchase any Additional Common Shares or any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which a Common Share is issuable upon the exercise of such warrants or other rights or upon conversion or exchange of such Convertible Securities shall be less than either the Purchase Price or the Current Market Price on the date of such issue or sale, then the number of Common Shares for which this Warrant is exercisable shall be adjusted as provided in Section 4.3 on the basis that the maximum number of Additional Common Shares issuable pursuant to all such warrants or other rights necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and the Company shall be deemed to have received all of the consideration payable therefor, if any, as of the date of the issuance of such warrants or other rights. No further adjustments of the number of Common Shares for which this Warrant is exercisable shall be made upon the actual issue of such Common Shares or of such Convertible Securities upon exercise of such warrants or other rights or upon the actual issue of such Common Shares upon such conversion or exchange of such Convertible Securities.

                  4.5. ISSUANCE OF CONVERTIBLE SECURITIES. If at any time the Company shall take a record of the holders of its Common Shares for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which a Common Share is issuable upon such conversion or exchange shall be less than either the Purchase Price or the Current Market Price on the date of such issue or sale, then the number of Common Shares for which this Warrant is exercisable shall be adjusted as provided in Section 4.3 on the basis that the maximum number of Additional Common Shares necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and the Company shall have received all of the consideration payable therefor, if any, as of the date of issuance of such Convertible Securities. No adjustment of the number of Common Shares for which this Warrant is exercisable shall be made under this Section 4.5 upon the issuance of any Convertible Securities that are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Section 4.4. No further adjustments of the number of Common Shares for which this Warrant is exercisable shall be made upon the actual issue of such Common Shares upon conversion or exchange of such Convertible Securities and, if any issue or sale of such Convertible Securities is made upon exercise of any warrant or other right to subscribe for or to purchase any such Convertible Securities for which adjustments of the number of Common Shares for which this Warrant is exercisable have been or are to be made pursuant to other provisions of this Section 4, no further adjustments of the number of Common Shares for which this Warrant is exercisable and the Current Warrant Price shall be made by reason of such issue or sale.

                  4.6. SUPERSEDING ADJUSTMENT. If, at any time after any adjustment of the number of Common Shares for which this Warrant is exercisable shall have been made pursuant to Section 4.4 or Section 4.5 as the result of any issuance of warrants, rights or Convertible Securities,

                  (a) such warrants or rights, or the right of conversion or exchange in such other Convertible Securities, shall expire, and all or a portion of such warrants or rights, or the right of conversion or exchange with respect to all or a portion of such other Convertible Securities, as the case may be, shall not have been exercised, or

                  (b) the consideration per share for which Common Shares are issuable pursuant to such warrants or rights, or the terms of such other Convertible Securities, shall be increased solely by virtue of provisions therein contained for an automatic increase in such consideration per share upon the occurrence of a specified date or event, then for each outstanding Warrant such previous adjustment shall be rescinded and annulled and the Additional Common Shares that were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such rights or options or other Convertible Securities on the basis of

                  (c) treating the number of Additional Common Shares or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise of any such warrants or rights or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and

                  (d) treating any such warrants or rights or any such other Convertible Securities that then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which Common Shares or other property are issuable under such warrants or rights or other Convertible Securities; whereupon a new adjustment of the number of Common Shares for which this Warrant is exercisable shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

                  4.7. OTHER PROVISIONS APPLICABLE TO ADJUSTMENTS UNDER THIS SECTION. The following provisions shall be applicable to the making of adjustments of the number of Common Shares for which this Warrant is exercisable and the Current Warrant Price provided for in this Section 4:

                  (a) COMPUTATION OF CONSIDERATION. To the extent that any Additional Common Shares or any Convertible Securities or any warrants or other rights to subscribe for or purchase any Additional Common Shares or any Convertible Securities shall be issued for cash consideration, the consideration received by the Company therefor shall be the amount of the cash received by the Company therefor, or, if such Additional Common Shares or Convertible Securities are offered by the Company for subscription, the subscription price, or, if such Additional Common Shares or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and without taking into account any compensation, discounts or expenses paid or incurred by the Company for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors of the Company. In case any Additional Common Shares or any Convertible Securities or any warrants or other rights to subscribe for or purchase such Additional Common Shares or Convertible Securities shall be issued in connection with any merger in which the Company issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board in good faith shall determine to be attributable to such Additional Common Shares, Convertible Securities, warrants or other rights, as the case may be. The consideration for any Additional Common Shares issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Company for issuing such warrants or other rights plus the additional consideration payable to the Company upon exercise of such warrants or other rights. The consideration for any Additional Common Shares issuable pursuant to the term of any Convertible Securities shall be the consideration received by the Company for issuing warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Company in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange in such Convertible Securities. In case of the issuance at any time of any Additional Common Shares or Convertible Securities in payment or satisfaction of any dividends upon any class of stock other than Common Shares, the Company shall be deemed to have received for such Additional Common Shares or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

                  (b) WHEN ADJUSTMENTS TO BE MADE. The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of Common Shares for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of Common Shares, as provided for in Section 4.1) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than 1% of the Common Shares for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) that is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                  (c) FRACTIONAL INTERESTS. In computing adjustments under this
Section 4, fractional interests in Common Shares shall be taken into account to the nearest 1/1000th of a share.

                  (d) WHEN ADJUSTMENT NOT REQUIRED. If the Company shall take a record of the holders of its Common Shares for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to shareholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                  (e) ESCROW OF WARRANT SHARES. If after any property becomes distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Shares, but prior to the occurrence of the event for which such record is taken, and Holder exercises this Warrant, any Additional Common Shares issuable upon exercise by reason of such adjustment shall be deemed the last Common Shares for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for Holder by the Company to be issued to Holder upon and to the extent that the event actually takes place, upon payment of the then Current Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by the Company and escrowed property returned to the Company.

                  (f) CHALLENGE TO GOOD FAITH DETERMINATION. Whenever the Board of Directors of the Company shall be required to make a determination in good faith of the fair value of any item under this Section 4, such determination may be challenged in good faith by the Majority Holders, and any dispute shall be resolved by an investment banking or valuation firm of recognized national standing selected by the Company and acceptable to the Majority Holders.

                  (g) PROHIBITION ON ADJUSTMENT. The provisions of Section 4.3,
4.4 and 4.5 shall not operate to reduce the number of Common Shares subject to purchase upon exercise of this Warrant.

                  4.8. REORGANIZATION, RECLASSIFICATION, MERGER, CONSOLIDATION OR DISPOSITION OF ASSETS. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Shares), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, Common Shares of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Shares of the Company, then each Holder shall have the right thereafter to receive, upon exercise of such Warrant, the number of Common Shares of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of Common Shares for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of Common Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4. For purposes of this Section 4.8, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class that is not preferred as to dividends or assets over any other class of stock of such corporation and that is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities that are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4.8 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

                  4.9. OTHER ACTION AFFECTING COMMON SHARES. In case at any time or from time to time the Company shall take any action in respect of its Common Shares, other than any action described in this Section 4, then, unless such action will not have a materially adverse effect upon the rights of Holders, the number of Common Shares or other stock for which this Warrant is exercisable and/or the purchase price thereof shall be adjusted in such manner as may be equitable in the circumstances.

5.       NOTICES TO WARRANT HOLDERS
         --------------------------

                  5.1. NOTICE OF ADJUSTMENTS. Not less than 10 nor more than 30 days prior to the record date or effective date, as the case may be, of any action that requires or might require an adjustment or readjustment pursuant to
Section 4, the Company shall forthwith prepare and deliver to each Holder a signed copy of a certificate executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company determined the fair value of any evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights referred to in
Section 4.7 (a)), specifying the number of Common Shares for which this Warrant is exercisable and (if such adjustment was made pursuant to Section 4.8 or 4.9) describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. The Company shall keep at its office or agency designated pursuant to Section 12 copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective purchaser of a Warrant designated by a Holder thereof.

                  5.2. NOTICE OF CORPORATE ACTION. If at any time

                  (a) the Company shall take a record of the holders of its Common Shares for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation, person or entity, or

                  (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 20 days prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 30 days prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify
(i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Shares shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Shares shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 15.2.

6.       NO IMPAIRMENT
         -------------

                  The Company shall not by any action, including, without limitation, amending its articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Common Shares upon the exercise of this Warrant, including taking such action as is necessary for the Current Warrant Price to be not less than the par value of the Common Shares issuable upon exercise of this Warrant, and (b) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

                  Upon the request of Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form satisfactory to Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

7.       RESERVATION AND AUTHORIZATION OF COMMON SHARES;
         -----------------------------------------------
         REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY
         -----------------------------------------------------------

                  From and after the date hereof, the Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued Common Shares as will be sufficient to permit the exercise in full of all outstanding Warrants. All Common Shares that shall be so issuable, when issued upon exercise of any Warrant and payment therefor in accordance with the terms of such Warrant, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights.

                  Before taking any action that would result in an adjustment in the number of Common Shares for which this Warrant is exercisable, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

                  If any Common Shares required to be reserved for issuance upon exercise of Warrants require registration or qualification with any governmental authority or other governmental approval or filing under any federal or state law (otherwise than as provided in

Section 9) before such shares may be so issued, the Company will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered or such approval to be obtained or filing made.

8.       TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS
         --------------------------------------------------

                  In the case of all dividends or other distributions by the Company to the holders of its Common Shares with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

9.       RESTRICTIONS ON TRANSFERABILITY; REGISTRATIONS
         ----------------------------------------------

                  The Warrants and the Warrant Shares shall not be transferred, hypothecated or assigned before satisfaction of the conditions specified in this
Section 9, which conditions are intended to ensure compliance with the provisions of the Securities Act with respect to the Transfer of any Warrant or any Warrant Share. Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 9.

                  9.1. RESTRICTIVE LEGEND. (a) Except as otherwise provided in this Section 9, each certificate for Warrant Shares initially issued upon the exercise of this Warrant, and each certificate for Warrant Shares issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

            "The shares represented by this certificate have not been
            registered under the Securities Act of 1933, as amended,
               and may not be transferred in violation of such Act
                    or the rules and regulations thereunder."

                  (b) Except as otherwise provided in this Section 9, each Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "This warrant and the securities represented hereby have not been registered under the Securities Act of 1933, as amended, and may not be transferred in violation of such Act, the rules and regulations thereunder or the provisions of this Warrant."

                  9.2. NOTICE OF PROPOSED TRANSFERS; REQUESTS FOR REGISTRATION. Prior to any Transfer of any Warrant or any Restricted Common Share, the holder of such Warrant or Restricted Common Share shall give written notice (a "Transfer Notice") to the Company of such Transfer. Each certificate, if any, evidencing such Restricted Common Share issued upon such Transfer shall bear the restrictive legend set forth in Section 9.1(a), and each Warrant issued upon such Transfer shall bear the restrictive legend set forth in Section 9.1(b), unless in the opinion of counsel to such holder that is reasonably acceptable to the Company such legend is not required in order to ensure compliance with the Securities Act.

                  9.3. REGISTRATION. Each holder of Warrant Shares has certain registration rights under the Registration Rights Agreement of even date herewith between the Company and General Electric Company, as amended from time to time. Any Holder may obtain a copy of such agreement by notice to the Company.

10.      SUPPLYING INFORMATION
         ---------------------

                  The Company shall cooperate with each Holder of a Warrant and each holder of Restricted Common Shares in supplying such information as may be reasonably necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant or Restricted Common Shares.

11.      LOSS OR MUTILATION
         ------------------

                  Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to it (it being understood that the written agreement of GE shall be sufficient indemnity), and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; PROVIDED, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

12.      OFFICE OF THE COMPANY
         ---------------------

                  As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant.

13.      FINANCIAL AND BUSINESS INFORMATION
         ----------------------------------

                  13.1. QUARTERLY INFORMATION. The Company will deliver to each Holder, as soon as practicable after the end of each of the first three quarters of the Company, and in any event within 45 days thereafter, one copy of an unaudited consolidated balance sheet of the Company and its subsidiaries as at the close of such quarter, and the related unaudited consolidated statements of income and cash flows of the Company for such quarter and, in the case of the second and third quarters, for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year. Such financial statements shall be prepared by the Company in accordance with GAAP (without period-end adjustments or footnotes) and accompanied by the certification of the Company's chief executive officer or chief financial officer that such financial statements are complete and correct and present fairly the consolidated financial position, results of operations and cash flows of the Company and its subsidiaries as at the end of such quarter and for such year-to-date period, as the case may be.

                  13.2. ANNUAL INFORMATION. The Company will deliver to each Holder as soon as practicable after the end of each fiscal year of the Company, and in any event within 90 days thereafter, one copy of:

                  (a) an audited consolidated balance sheet of the Company and its subsidiaries as at the end of such year, and

                  (b) audited consolidated statements of income and cash flows of the Company and its subsidiaries for such year;

setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all prepared in accordance with GAAP, and which audited financial statements shall be accompanied by (i) an opinion thereon of the independent certified public accountants regularly retained by the Company, or any other firm of independent certified public accountants of recognized national standing selected by the Company and (ii) a report of such independent certified public accountants confirming any adjustment made pursuant to Section 4 during such year.

                  13.3. FILINGS. The Company will file with the Commission all regular or periodic reports required pursuant to the Exchange Act and will deliver to Holder promptly upon their becoming available one copy of each report, notice or proxy statement sent by the Company to its shareholders generally, and of each regular or periodic report (pursuant to the Exchange
Act), filed by the Company with (i) the Commission or (ii) any securities exchange on which Common Shares are listed.

14.      LIMITATION OF LIABILITY
         -----------------------

                  No provision hereof, in the absence of affirmative action by Holder to purchase Common Shares, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Common Share or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

15.      MISCELLANEOUS
         -------------

                  15.1. NONWAIVER AND EXPENSES. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies. If the Company fails to comply with any provision of this Warrant, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in enforcing any of its rights, powers or remedies hereunder.

                  15.2. NOTICE GENERALLY. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback, addressed as follows:

                  (a) If to any Holder or holder of Warrant Shares, at its last known address appearing on the books of the Company maintained for such purpose.

                  (b)      If to the Company at

                           Advanced Lighting Technologies, Inc.
                           32000 Aurora Road
                           Solon, Ohio 44139
                           Attention: President
                           Telecopy Number: (440)519-0503

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback, one Business Day after the same shall have been delivered to a nationally recognized courier service, or three Business Days after the same shall have been deposited, postage prepaid, in the United States mail. Failure or delay in receipt of copies of any notice, demand, request, approval, declaration, delivery or other communication to the Person designated above shall in no way adversely affect the effectiveness of such notice, demand, request, approval, declaration, delivery or other communication.

                  15.3. REMEDIES. Each holder of a Warrant or a Warrant Share, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under Section 9 of this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of Section 9 of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  15.4. SUCCESSORS AND ASSIGNS. Subject to the provisions of Sections 3.1 and 9, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and, with respect to Section 9 hereof, holders of Warrant Shares, and shall be enforceable by any such Holder or holder of Warrant Shares.

                  15.5. AMENDMENT. This Warrant may be modified or amended or the provisions hereof waived only with the written consent of the Company and the Majority Holders; PROVIDED that no such Warrant may be modified or amended to reduce the number of Common Shares for which such Warrant is exercisable or to increase the price at which such Common Shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided therein) without the prior written consent of each Holder.

                  15.6. SEVERABILITY. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

                  15.7. HEADINGS. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                  15.8. GOVERNING LAW. This Warrant shall be governed by the laws of the State of New York, without regard to the provisions thereof relating to conflict of laws.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and attested by its Secretary or an Assistant Secretary.


Dated:  October 6, 1999

                                        ADVANCED LIGHTING TECHNOLOGIES, INC.


                                         By: /s/Wayne R. Hellman
                                             -----------------------------------
                                            Name: Wayne R. Hellman
                                            Title: Chairman and Chief Executive
                                                   Officer



Attest:


By: /s/Julie Byrne
    --------------------------
    Name: Julie Byrne
    Title: Assistant Secretary

                                    EXHIBIT A

                                SUBSCRIPTION FORM

                 [To be executed only upon exercise of Warrant]

                  The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of ______ Common Shares of ADVANCED LIGHTING TECHNOLOGIES, INC. and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the Common Shares hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to ______________________________ whose address is
____________________________ and, if such Common Shares shall not include all of the Common Shares issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the Common Shares issuable hereunder be delivered to the undersigned.


                                       _________________________________________
                                       (Name of Registered Owner)

                                       _________________________________________
                                      (Signature of Registered Owner)

                                       _________________________________________
                                       (Street Address)

                                       _________________________________________
                                       (City)             (State)     (Zip Code)




NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within warrant in every particular, without alteration or enlargement or any change whatsoever.

                                             EXHIBIT B

                                        ASSIGNMENT FORM

                  FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of Common Shares set forth below:

 Name and Address of Assignee                      No. of Common Shares
 ----------------------------                      --------------------








and does hereby irrevocably constitute and appoint ________________________ attorney-in-fact to register such transfer on the books of ADVANCED LIGHTING TECHNOLOGIES, INC. maintained for the purpose, with full power of substitution in the premises.


Dated:____________________                   Print Name:_______________________

                                             Signature:_________________________

                                             Witness:___________________________





NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.